SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2005

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)		I-4033 (Commission File Number)	63-0366371 (IRS Employer Identification No.)
1200 Urban Center Drive Birmingham, Alabama 35242 (Address of principal executive offices) (zip code) (205) 298-3000 Registrant's telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[]			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 5.03

Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year
The Registrant's Board of Directors amended its By-Laws effective on October 14, 2005 to raise the mandatory retirement age from 70 to 72. The amended By-Laws are attached hereto as Exhibit 3(b).

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits:
		Exhibit No. 3(b)	Description By-Laws of Vulcan Materials Company, amended effective on October 14, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
Dated: October 20, 2005			VULCAN MATERIALS COMPANY (Registrant) By: /s/William F. Denson, III William F. Denson, III